UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2005

Behringer Harvard Short-Term Opportunity Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas (State or other jurisdiction of incorporation or organization)	000-51291 (Commission File Number)	71-0897614 (I.R.S. Employer Identification No.)
15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices) (Zip Code)

(866) 655-1610 (Registrant's telephone number, including area code)

None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 5, 2005, the Registrant's General Partners authorized distributions payable in cash on or before October 16, 2005 to its holders of record of units of limited partnership interest as of September 30, 2005. The authorized distributions equaled a daily amount of $.0008219 per unit of limited partnership interest, which is equivalent to and continued the Registrant's annual distribution rate of three percent (3.0%) assuming the unit was purchased for $10.00.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
By:	Behringer Harvard Advisors II LP Co-General Partner
	By:	Harvard Property Trust LLC General Partner

Dated: October 11, 2005	By:	/s/ Gerald J. Reihsen, III Gerald J. Reihsen, III Executive Vice President -- Corporate Development & Legal and Secretary